SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: June 27, 2007
Date of earliest event reported: June 25, 2007
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15395 (Commission File Number)	52-2187059 (IRS Employer Identification Number)

11 West 42nd Street New York, NY (Address of principal executive offices)		10036 (Zip Code)
(212) 827-8000
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Wenda Harris Millard as President of Media
     On June 25, 2007, Martha Stewart Living Omnimedia, Inc. (the “Company”) announced that it will appoint Wenda Harris Millard, currently a director of the Company, as President of Media, a newly-formed business unit, effective as of July 16, 2007.
     Ms. Millard, age 52, has served as one of the Company’s directors since June 2004. Ms. Millard has been the Chief Sales Officer of Yahoo! Inc. since 2001. From 2000 to 2001, she was Chief Internet Officer at Ziff Davis Media and President of Ziff Davis Internet. From 1996 through 2000, Ms. Millard was Executive Vice President and one of the founding members of DoubleClick. Ms. Millard holds an MBA from Harvard University and a BA from Trinity College.
     The Company and Ms. Millard have agreed to the following terms of Ms. Millard’s employment:
•	an annual salary of $550,000;

•	a target annual bonus of 80% of her annual salary, with 100% of her target bonus, or $440,000, guaranteed for 2007;

•	a signing bonus of $450,000, provided that Ms. Millard will be obligated to repay the Company $300,000 of such signing bonus if she leaves the Company within one year of the commencement of her employment and $150,000 if she leaves the Company within three years of the commencement of her employment;

•	reimbursement of up to $25,000 for fees related to the negotiation and execution of Ms. Millard’s employment agreement;

•	an equity award valued at $1,500,000 as of July 16, 2007, which award will vest one-third on each of the first three anniversaries of the commencement of her employment and will be subject to the terms of the Company’s 1999 Stock Incentive Plan;

•	eligibility for future equity grants under the Company’s 1999 Stock Incentive Plan; and

•	severance payments if terminated without “cause” or in connection with her resignation for “good reason” of 1.5 times annual salary in the form of a lump-sum payment and 18 months of benefits, subject to an 18-month non-competition and non-solicitation agreement.
     In connection with her appointment as the Company’s President of Media, Ms. Millard will resign as a director of the Company, effective as of July 16, 2007.
Resignation of Lauren Stanich
     On June 26, 2007, Lauren Stanich gave notice of her intention to resign as the Company’s President, Publishing, effective as of July 13, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.
Date: June 27, 2007	By:	/s/ John R. Cuti
John R. Cuti
Secretary and General Counsel